UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 14, 2015

OWC PHARMACEUTICAL RESEARCH CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-54856

Delaware	98-0573566
(State of Incorporation)	(I.R.S. Employer Identification No.)

22 Shacham Street. P.O.B. 8324 Petach Tikva, Israel	4918103
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: 972 (0) 3-758-2657

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2014, OWC Pharmaceutical Research Corp. (the "Registrant") received a Letter of Resignation from and accepted the resignation of Dr. Alan Shackelford as Chief Science Officer of the Registrant's wholly-owned Israeli subsidiary, One World Cannabis Ltd (the "Subsidiary"). Dr. Shackelford, who resigned to pursue other business interests, first furnished the Registrant with his Letter of Resignation dated September 12, 2015, on October 14, 2015. Dr. Shackelford did not express any dispute with the Registrant or its Subsidiary on any matter related to their operations, policies or practices in his Letter of Resignation, a copy of which is attached as Exhibit 17.3 to this Form 8-K.

Effective on October 14, 2015, and in connection with the acceptance of Dr. Shackelford's resignation, the Registrant immediately appointed Dr. Asaf Toker as the Chief Science Officer of the Registrant's and its Subsidiary.

Dr. Asaf Toker, age 43, a medical doctor. From July 2014 to the present, Dr. Toker has served as the Medical Director, Southern District, of Meuhedet Health Services, which is Israel's 3rd largest health services provider with over 250 clinics throughout Israel serving more than 1 million patients. Meuhedet's Southern District, which is Israel's largest geographically, provides health services to more than 250,000 people. As Medical Director, Dr. Toker was responsible for all operational aspects in Israel including strategic planning, planning of services, human resource recruitment, professional enhancement, quality assurance, risk management and safety processes, research, new technologies purchase and implementation, work methodologies and protocols.

From September 2013 until June 2014, Dr. Toker served as CEI of AGAM Group Ltd, an Israeli biotechnology company, where he was responsible for all aspects of the daily operations including developing and executing strategic scientific and financial plans, R & D, regulation and regulatory protocols, business development and quality assurance, among other responsibilities.

Dr. Toker received his M.D. from Ben Gurion University, Be'er Sheva, Israel in 2003, his M.H.A in Health Administration from Ben Gurion University in 2001 and his M.Sc. in Biotechnology Engineering from Ben Gurion University in 2007.

As Chief Science Officer, Dr. Toker will work closely with Dr. Yehuda Baruch, Director of Research and Regulatory Affairs of the Subsidiary, who will conduct and oversee all clinical studies, and with Alon Sinai, Chief Operating Officer of the Subsidiary, who is instrumental in negotiating and serving as the Subsidiary's liaison with our collaboration partners at the major Israeli medical centers and hospitals.

Item 9.01 Financial Statements and Exhibits.

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Item 9.01 Financial Statements and Exhibits.

(a) The following documents are filed as exhibits to this current report or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
17.3	Letter of Resignation of Dr. Alan Shackelford dated September 12, 2015, a copy of which was delivered to the Registrant on October 14, 2015, filed herewith.

OWC Pharmaceutical Research Corp.

By:	/s/ Mordechai Bignitz
Name:	Mordechai Bignitz
Title:	Chief Executive Officer

Date: October 14, 2015